STATE FARM MUTUAL FUND TRUST

Supplement dated October 25, 2018, to the Summary Prospectus for the State Farm Mutual Fund Trust International Equity Fund for Institutional Shares dated May 1, 2018 (the “Summary Prospectus”).

Effective immediately, the following changes are made to the Summary Prospectus:

The section of the Summary Prospectus on page 1 regarding “Principal Investment Strategies” is qualified by the following:

On September 14, 2018, shareholders of the International Equity Fund approved a reorganization of the International Equity Fund into the BlackRock Advantage International Fund (the “BlackRock Advantage International Acquiring Fund”), a series of BlackRock FundsSM, a Massachusetts business trust.

BlackRock Advisors, LLC (“BAL”) is the investment adviser to the BlackRock Advantage International Acquiring Fund. To prepare for the reorganization of the International Equity Fund, BAL has requested that the International Equity Fund sell substantially all of its existing holdings, and invest the sales proceeds using investment strategies substantially similar to those used by the BlackRock Advantage International Acquiring Fund. During the period October 24, 2018, through November 16, 2018, the International Equity Fund may deviate from its principal investment strategies and may follow the investment strategies of the BlackRock Advantage International Acquiring Fund, as set out in the current prospectus of the BlackRock Advantage International Acquiring Fund.

The information beginning with the heading “Fund Management” and ending before “Purchase and Sale of Fund Shares” on page 3 of the Summary Prospectus is eliminated and replaced with the following:

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Portfolio Managers—	Name	Title	Length of Service
	Scott Hintz	Assistant Vice President - Investment Planning Services	Since October 2018

	Corey Schieler	Investment Planning Services Director	Since October 2018

This supplement provides new and additional information beyond that contained in the Summary Prospectus and should be retained and read in conjunction with the Prospectus. Please keep it for future reference.